UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2021
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 3, 2021, Sleep Number Corporation, a Minnesota corporation (“Sleep Number”), entered into a Sixth Amendment (the “Sixth Amendment”) amending and supplementing the Amended and Restated Credit and Security Agreement, dated as of February 14, 2018 (as amended, supplemented or otherwise modified from time to time, including by the Sixth Amendment, the “Credit Agreement”), among U.S. Bank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender, and certain other financial institutions party thereto. Sleep Number also entered into various ancillary agreements related to the Credit Agreement, including certain supplemental security documents.

The Sixth Amendment, among other things, (a) adds a term loan facility up to an aggregate commitment of $200 million with a five-year term and an additional $25 million commitment to the previously disclosed $600 million revolving loan commitment for a total aggregate commitment of up to $825 million under the Credit Agreement, (b) increases the swing line loans available under the revolving credit facility from $75 million to $100 million, (c) increases the accordion option under the Credit Agreement from $200 million to $400 million, (d) adds an opportunity for Sleep Number to take on unsecured debt with administrative agent support so long as Sleep Number’s leverage ratio for senior secured debt is no greater than 3.25 immediately after issuing the unsecured debt and continues to have an on-going total debt leverage ratio of no greater than 4.5, and (e) resets the maturity date of outstanding credit facilities to five years from closing.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the complete terms of the Sixth Amendment, which Sleep Number will file as an exhibit to its next Annual Report on Form 10-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: December 6, 2021	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Senior Vice President, Chief Legal and Risk Officer